Investment Portfolioas of August 31, 2024 (Unaudited)
DWS CROCI® Equity Dividend Fund
	Shares	Value ($)

Common Stocks 99.3%
Communication Services 4.8%
Media 4.8%
Comcast Corp. "A"	536,145	21,215,258
Interpublic Group of Companies, Inc.	694,091	22,634,307
		43,849,565
Consumer Staples 33.4%
Beverages 7.4%
Coca-Cola Co.	328,452	23,802,916
Molson Coors Beverage Co. "B"	416,507	22,478,883
PepsiCo, Inc.	127,731	22,082,135
		68,363,934
Consumer Staples Distribution & Retail 2.3%
Kroger Co.	405,205	21,560,958
Food Products 15.8%
Campbell Soup Co.	468,913	23,314,354
Conagra Brands, Inc.	733,727	22,892,283
General Mills, Inc.	326,679	23,615,625
Kellanova	383,412	30,906,841
Kraft Heinz Co.	635,602	22,519,379
The J.M. Smucker Co.	188,100	21,571,308
		144,819,790
Household Products 2.6%
Procter & Gamble Co.	137,866	23,649,534
Tobacco 5.3%
Altria Group, Inc.	459,457	24,705,003
Philip Morris International, Inc.	192,592	23,744,668
		48,449,671
Energy 14.2%
Oil, Gas & Consumable Fuels 14.2%
Devon Energy Corp.	469,910	21,042,570
Kinder Morgan, Inc.	1,039,505	22,422,123
Marathon Petroleum Corp.	123,401	21,856,785
ONEOK, Inc.	266,183	24,584,662
Phillips 66	149,982	21,043,974
Valero Energy Corp.	134,358	19,714,349
		130,664,463
Financials 12.2%
Banks 4.9%
Bank of America Corp.	538,890	21,959,768
JPMorgan Chase & Co.	102,428	23,025,814
		44,985,582

Capital Markets 4.9%
Bank of New York Mellon Corp.	338,955	23,123,510
State Street Corp.	258,282	22,496,363
		45,619,873
Consumer Finance 2.4%
Synchrony Financial	434,097	21,817,715
Health Care 15.1%
Biotechnology 5.0%
AbbVie, Inc.	119,511	23,461,205
Gilead Sciences, Inc.	286,267	22,615,093
		46,076,298
Health Care Equipment & Supplies 2.7%
Medtronic PLC	279,180	24,729,764
Pharmaceuticals 7.4%
Bristol-Myers Squibb Co.	454,076	22,681,096
Johnson & Johnson	138,914	23,040,276
Merck & Co., Inc.	191,481	22,680,925
		68,402,297
Industrials 7.5%
Aerospace & Defense 2.5%
Lockheed Martin Corp.	40,835	23,198,363
Machinery 5.0%
Cummins, Inc.	75,874	23,737,181
PACCAR, Inc.	226,283	21,763,899
		45,501,080
Information Technology 7.2%
Communications Equipment 2.5%
Cisco Systems, Inc.	454,729	22,982,004
IT Services 2.4%
Amdocs Ltd.	252,830	21,988,625
Technology Hardware, Storage & Peripherals 2.3%
Hewlett Packard Enterprise Co.	1,118,415	21,663,698
Materials 2.4%
Chemicals 2.4%
LyondellBasell Industries NV "A"	222,400	21,950,880
Utilities 2.5%
Multi-Utilities 2.5%
Sempra	277,672	22,819,085
Total Common Stocks (Cost $794,210,886)		913,093,179

Cash Equivalents 0.6%
DWS Central Cash Management Government Fund, 5.34% (a) (Cost $5,411,803)	5,411,803	5,411,803

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $799,622,689)	99.9	918,504,982
Other Assets and Liabilities, Net	0.1	619,362
Net Assets	100.0	919,124,344
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended August 31, 2024 are as follows:
Value ($) at 11/30/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 8/31/2024	Value ($) at 8/31/2024
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.22% (a) (b)
—	0 (c)	—	—	—	50,995	—	—	—
Cash Equivalents 0.6%
DWS Central Cash Management Government Fund, 5.34% (a)
3,357,238	67,638,831	65,584,266	—	—	200,100	—	5,411,803	5,411,803
3,357,238	67,638,831	65,584,266	—	—	251,095	—	5,411,803	5,411,803

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended August 31, 2024.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2024 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$913,093,179	$—	$—	$913,093,179
Short-Term Investments	5,411,803	—	—	5,411,803
Total	$918,504,982	$—	$—	$918,504,982

(a)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCEDF-PH3
R-080548-2 (1/25)